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                                                                  Exhibit 10.05*

                     BOSTON MUTUAL LIFE INSURANCE COMPANY

120 Royall Street                                   Canton, Massachusettes 62021

POLICYHOLDER:  Trustees of Boston Mutual Life Insurance Company Excess Loss and
               Medical Expense Reimbursement Insurance.

GROUP POLICY NO.: G-18011

Boston Mutual Life Insurance Company (herein called "We", "Us", "Our", and "Company") certifies that the person listed an the Description of Benefits page is the policy identified herein issued to the Policyholder. Subject to insured under all the provisions of the policy, the Company will pay the benefits provided in the policy for loss which occurs while such person is covered under the policy.

This certificate replaces and supersedes any certificate previously issued to the person listed on the Description of Benefits page.

The provisions of this and the following pages are a part of this certificate.

This is not the insurance contract. The group policy is the only contract under which benefits are paid. Any conflict between this certificate and the policy will be settled based on the policy.

                                     GROUP
                        MEDICAL EXPENSE REIMBURSEMENTS
                                  INSURANCE
                                  CERTIFICATE
                               NON-CONTRIBUTORY

/s/ David A. Cullen                              /s/ Timothy E. Flannigan

Vice President and Secretary                         President

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                            DESCRIPTION OF BENEFITS
                            -----------------------

               ----------------------------------------------------------

                 UNDERWRITTEN BY: BOSTON MUTUAL LIFE INS. CO.

                 781174
                 EMPLOYER: SOUTHERN MGMT SERVICES     ORIGINAL EFF. DATE
                                                      01/01/96
                                                      COVERAGE EFF. DATE
                 EMPLOYEE AGENT SPECIMEN COPY         01/01/96
                 CERT. NO.:                           STATUS: SPECIMEN

               ----------------------------------------------------------
                                   BENEFITS
                                   --------

                                  HEALTH PLAN
                               PLAN YEAR FAMILY
                               MAXIMUM - $5,000
                       PLAN YEAR EFFECTIVE  DATE-01/01/96

               ----------------------------------------------------------

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                                  DEFINITIONS
                                  -----------

1. "Employee" means a permanent full-time employee. He must customarily work at his employer's business establishment in the United States. He may temporarily work at such other location to which his Employer's business requires him to travel.

2.   "Dependent" means:

     a) your spouse;
     b) your unmarried children from the date of live birth until 19 years; and
     c) your unmarried children 19 years of age and older if a full time student in an accredited school. Students are eligible until the maximum age limit in your Employer's Major Medical Insurance.

     Stepchildren and legally adopted children are Dependents. Parents or other relatives are not considered Dependents even if you support them.

3.   "Employee Insurance" means your insurance.

4.   "Dependent Insurance" means insurance with respect to your dependents.

5. "Termination of Employment" means your cessation of service as an employee for any reason whatsoever, including but not limited to:

     a) transfer to an ineligible class of employees;
     b) quitting;
     c) being laid-off;
     d) leave of absence; or
     e) retirement.

     Approved vacation shall not be considered Termination of Employment.

6. "Trust" means Boston Mutual Life Insurance Company Excess Loss and Medical Expense Reimbursement Insurance Trust established under that Declaration of Trust and Agreement dated September 1, 1981, as amended from time to time.

7. "Participating Employer" means your employer who is participating under the Policy.

8. "Disabled" means your inability, because of an accident or sickness, to perform the duties of your occupation.

9.   "Major Medical Insurance" means:

     a) an insurance policy or policies;
     b) covering your Employer's employees

     which provides the employees and their dependents with health care coverage. The coverage provided must meet the minimum requirements established by the Trust and the Company.

10. "Plan Year" means a period of 12 consecutive months beginning on the effective date of your Employer's participation and each anniversary of such date.

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                            DEFINITIONS (Continued)
                            -----------------------

 11. "Covered Medical Expense" means the expenses incurred by you or your insured dependents. They must qualify as amounts for medical care under
     Section 213 of the Internal Revenue Code. Amounts paid for insurance premiums which qualify under Section 213 of such Code are excluded.

     A Covered Medical Expense shall be deemed incurred on the date:

     a) of the service;
     b) of treatment; or
     c) of purchase

     giving rise to the expense. In the case of installment payments the expense shall be deemed incurred on the date the installment is due.

 12. "Other Medical Care Coverage" means: Major Medical Insurance; Medicare; and, any and all other policies of insurance. The insurance must provide benefits for or directly related to Covered Medical Expenses. Charges eligible for consideration by Other Medical Care Coverage must be: submitted to the other coverage; for final benefit determination before such charges will be considered under the Policy.

 13. "Medicare" means: Title XVIII (Health Insurance for the Aged); of the United States Social Security Act of 1965, as now constituted or as later amended.

 14. "Skilled Nursing Facility" means an institution which is approved for such under Medicare.

 15. "You, Your" means an eligible Employee, as designated on your Employer's Participation Agreement.

                               GENERAL INFORMATION
                               -------------------

 Medical Expense Reimbursement Insurance is designed to cover expenses not reimbursed by Other Medical Care Coverage. Your Employer's underlying Major Medical Insurance must conform to the minimum requirements established by the Trust and the Company.

 Any change in your Employer's Major Medical Insurance must be reported to the Trust or the Company. A booklet and premium statement for the new plan must be submitted. We must review and approve the changes. Failure to obtain such approval may result in a delay in claims processing.

                                  ELIGIBILITY
                                  -----------

 Employees and Dependents who are eligible are:

        . designated by your Employer;
        . on the Employer's Participation Agreement; and
        . covered under your Employer's Major Medical Insurance.

 Employees on Medicare must be:

        . covered by Parts A and B; and
        . covered by a supplemental plan
in order to be eligible.

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                            TERMINATION OF ELIGIBILITY
                            --------------------------

You and your Dependents' eligibility will terminate on the earliest of the following:

     a)  the day your employer ceases to participate under the Policy;
     b) the day the individual is no longer insured under your employer's Major Medical Insurance;
     c)  the date designated by your employer;
     d) the end of the Grace Period if your employer fails to pay the applicable premium;
     e) the day you no longer fall under the eligible classification established by your employer;
     f) the day your employer's Major Medical Insurance no longer conforms to the minimum coverage requirements;
     g)  the day your employment terminates; or
     h)  the day your dependent ceases to be a dependent as defined.

Coverage for a dependent child may be continued past the date such child ceases to be dependent if such child is:

     a)  physically or mentally incapable of self support; and
     b)  chiefly dependent upon you for support.

     Coverage may be continued as long as:

     a) you remain insured for Dependent Insurance on your Employer's Major Medical Insurance;
     b)  your child is incapable of self support; and
     c)  your child is chiefly dependent upon you for support.

     Coverage will terminate if:

     a) we request proof of the child's physical and mental incapability of self support; and
     b)  such proof is not furnished within 31 days of our request.

     Termination will be on the 31st day following our request.

                    MEDICAL EXPENSE REIMBURSEMENT BENEFITS
                    --------------------------------------

Benefits are provided for payment of 100% of the eligible charges up to the maximum shown on the Description of Benefits page.

Benefits are determined on a "Plan Year" basis.

The maximum accrues on a monthly basis and is cumulative. One-twelfth of the maximum will accrue each month while coverage is in effect. If you entered the plan subsequent to the start of the Plan Year, the maximum will be reduced by one-twelfth for each month you were not covered.

                           COVERED MEDICAL EXPENSES
                           ------------------------

The following expenses are eligible for Medical Expense Reimbursement:

     Charges which;
     -   exceed the benefits paid or payable;
     -   for the same charges;
     -   under Other Medical Care Coverage; and
     -   are for one of the following.

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                     COVERED MEDICAL EXPENSES (Continued)
                     ------------------------------------

Hospital:

     a) Room and board;
     b) Routine nursing services;
     c) Medical services and supplies; and
     d) Anesthetics and administration thereof.

Fees of legally qualified and licensed physicians and surgeons for:

     a) Medical treatment;
     b) Prevention of illness; and
     c) Surgical operations.

Fees of graduate registered nurses (R.N.), private duty nursing services, licensed practical nurses and licensed physiotherapists for:

     a) private duty nursing services; and
     b) physiotherapy.

Fees are not covered if the service is provided by someone who:

     a) ordinarily resides with you; or
     b) is related by blood, marriage, or legal adoption to you or your spouse.

Fees for:

     a) X-ray examination;
     b) microscopic and laboratory tests;
     c) diagnostic services; and
     d) X-ray or radioactive therapy.

Fees of licensed physicians and speech therapists for speech therapy which is:

     a) restoratory; or
     b) rehabilatory.

Speech loss or impairment must be due to:

     a) an illness;
     b) an accident; or
     c) surgery on account of an illness or accident.

Fees for transportation (within the continental United States and Canada) by:

     a) professional ambulance services;
     b) railroads; or
     c) regularly scheduled airlines.

Transportation of the patient must be directly to and from a hospital or sanitarium equipped to furnish necessary treatment.

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                     COVERED MEDICAL EXPENSES (Continued)
                     ------------------------------------

Fees for weight loss clinics and for food supplements if:

     a) there is a specific diagnosis;
     b) in a letter of medical necessity;
     c) from a licensed, qualified physician.

     Obesity in itself is not a specific diagnosis of a medical problem or condition.

Fees for the following medical supplies if prescribed by a licensed physician or surgeon:

     a) drugs and medicines which require a written prescription;
     b) blood and other fluids to be injected into the circulatory system;
     c) artificial limbs and eyes;
     d) casts, splints, trusses, braces;
     e) surgical dressings;
     f) rental of hospital-type equipment to include:
        i)    wheelchairs,
        ii)   hospital beds,
        iii) iron lungs and other mechanical equipment for the treatment of respiratory paralysis,
        iiii) equipment for the administration of oxygen.

Fees for Skilled Nursing Facility including:

     a) Room and board; and
     b) Routine nursing services.

                          ADDITIONAL COVERED EXPENSES
                          ---------------------------

DENTAL EXPENSES -

     - dental care performed by or under the direct supervision of a licensed qualified dentist;

     - dental x-ray examinations;

     - cosmetic dental procedures performed as a result of an accident;

     - space maintainers for deciduous teeth;

     - orthodontics (if the entire fee for orthodontics is paid in full, then the date of service shall be the date the fee is paid);

     - medications prescribed or ordered by a dentist;

     - oral examinations and/or prophylaxis;

     - dentures or fixed bridgework;

     - denture adjustment or relinings;

     - addition of one or more teeth to dentures or fixed bridgework;

     - crowns or gold restorations involving dentures or fixed bridgework; or

     - replacement of any lost or stolen dental appliance.

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                    ADDITIONAL COVERED EXPENSES (Continued)
                    ---------------------------------------

Dental procedures not initiated and completed while you are insured and dental appointments which are not kept are NOT covered expenses.

HEARING EXPENSES -

     .  otologic examination by a licensed physician;

     . hearing evaluation by a qualified audiologist recommended by a physician;

     .  follow-up consultation with audiologist;

     . a hearing aid (monaural or binaural) as prescribed by a qualified audiologist;

     . ear molds, batteries, cord and ancillary equipment in connection with a hearing aid.

Hearing aids and hearing evaluations not prescribed as a result of an otologic examination by a legally qualified physician or audiologist are NOT covered expenses.

VISION EXPENSES -

     .  visual examinations and analysis including history and refraction;

     .  lens, single vision, bifocal, trifocal, lenticular, contact and frames.

                           EXCLUDED MEDICAL EXPENSES
                           -------------------------

The following expenses are NOT eligible for Medical Expense Reimbursement
Benefits:

Fees which you are not legally obligated to pay, such as for U.S. Government Hospital confinement and services and charges eligible as Worker's Compensation benefits;

Fees for care or treatment as a result of war, declared or undeclared;

Fees for medical treatment, equipment or supplies of any kind which are:

     a) not medically necessary; or

     b) prescribed recommended by a legally qualified physician or surgeon for himself or members of his immediate family.

Fees for insurance premiums of any kind;

Fees which are reimbursable by Other Medical Care Coverage;

Fees for cosmetic surgery or procedures/treatments which are:

     a) directed at improving an individual's appearance, but are

     b) not meaningfully promoting the proper function of the body, or

     c) not treating illness or disease.

Penalties or reductions in the percentage of covered expenses on PPO or HMO plans, unless the reduction is to 70% or greater.